Exhibit 10.1

FOURTH AMENDMENT TO INDUSTRIAL LEASE AGREEMENT
This Fourth Amendment to Industrial Lease Agreement (“Fourth Amendment”) is entered into effective as of March 25, 2019 (the “Effective Date”), by and between GPT 8650 Commerce Drive Owner LLC, a Delaware limited liability company (“Landlord”), whose address is set forth in Section 2 below, as successor in interest to US INDUSTRIAL REIT III - CONTAINER, a Texas real estate investment trust (“Prior Landlord”), as successor in interest to Industrial Developments International, Inc., a Delaware corporation (“IDI”), and 8650 COMMERCE DRIVE, LLC, a Mississippi limited liability company (“Tenant”), whose address is 6 Logue Court, Greenville, SC 29615.
WHEREAS, under that certain Amended and Restated Industrial Lease Agreement dated as of December 27, 2007, by and between IDI and Tenant, as amended by that certain First Amendment to Industrial Lease Agreement dated as of February 1, 2012, by and between Prior Landlord and Tenant, as amended by that certain Second Amendment to Industrial Lease Agreement dated as of August 1, 2013, by and between Prior Landlord and Tenant, as amended by that certain Third Amendment to Industrial Lease Agreement dated as of July 1, 2016 (the “Third Amendment”), by and between Prior Landlord and Tenant, and as affected by the Consent to Sublease dated June 15, 2017, by and between Landlord and Tenant (“Consent”; collectively, the “Lease”), Tenant leases approximately 592,956 square feet of space (the “Existing Premises”) known as 8650 Commerce Drive, Suite 100 of the building known as Building F in Stateline Business Park, Southaven, DeSoto County, Mississippi, as more particularly described in the Lease; and
WHEREAS, Landlord and Tenant desire to amend the Lease upon the terms and conditions more particularly set forth below.
NOW THEREFORE, in consideration of the agreements set forth herein, and the rentals to be paid and the covenants and agreements to be kept and performed by both parties hereto. Landlord and Tenant hereby agree to amend the Lease as follows:

1.
Removal of Demising Wall. Notwithstanding anything in the Lease to the contrary, on or before March 1, 2020, Tenant shall remove the demising wall between the Existing Premises and the Expansion Premises (as defined in the Third Amendment; the “Tenant Improvements”). Within thirty (30) days following the Effective Date, Landlord shall pay Tenant an amount equal to $54,500.00 to construct to Tenant Improvements. The Tenant Improvements shall be considered alterations and shall be constructed in accordance with the provisions of Section 18 of the Lease.

2.	New Landlord Notice Addresses. The notice addresses of Landlord shall hereafter be as follows:

LANDLORD: GPT 8650 Commerce Drive Owner LLC
220 Commerce Dr., Suite 400
Fort Washington, Pennsylvania 19034
Attention: Lease Administration

With a required copy to:
GPT 8650 Commerce Drive Owner LLC
90 Park Avenue, 32nd Floor
New York, New York 10016
Attention: General Counsel

3.	New Landlord Address for Rental Payments. The address of Landlord for rental payments shall hereafter be as follows:
LANDLORD: GPT 8650 Commerce Drive Owner LLC
220 Commerce Dr., Suite 400
Fort Washington, Pennsylvania 19034
Attention: Lease Administration

4.
Entire Agreement; Amendments. The Lease, as amended by this Fourth Amendment, constitutes the entire agreement of the parties relating to the subject matter of the Lease, and it supersedes all other oral or written agreements relating

Exhibit 10.1

thereto. No term of the Lease, as amended by this Fourth Amendment, may be modified, amended, waived, or discharged, in whole or in part, except by written agreement between the parties.

5.	Authorization. Each party represents that all necessary action has been taken to authorize the execution, delivery and performance by such party of this Fourth Amendment.

6.
Counterparts. This Fourth Amendment may be executed in counterparts, each of which shall be deemed an original. Facsimile copies or PDF copies sent by email of this Fourth Amendment and any signatures thereon shall be considered for all purposes as originals.

Landlord and Tenant each has caused this Fourth Amendment to be duly executed and delivered by its office thereunto duly authorized as of the date first above written.
LANDLORD
GPT 8650 Commerce Drive Owner LLC,
a Delaware limited liability company

By: /s/ Sonya A. Huffman
Name: Sonya A. Huffman
Title: Managing Director/Vice President

TENANT
8650 COMMERCE DRIVE, LLC,
a Mississippi limited liability company
By: /s/ Matt Dean
Name: Matt Dean
Title: Senior Executive Vice President, General Counsel

Scansource, Inc. (“Guarantor”), as guarantor of Tenant’s obligations under the Lease pursuant to that certain Guaranty dated December 21, 2007 (the “Guaranty”), hereby executes this Fourth Amendment for purposes of consenting to the terms hereof, ratifying such Guaranty and confirming that same is in full force and effect.

GUARANTOR:

SCANSOURCE, INC.,
a South Carolina corporation

By: /s/ Matt Dean
Name: Matt Dean
Title: Senior Executive Vice President, General Counsel